                              CAPSTONE JAPAN FUND

       Seeking long-term capital appreciation and current income through investments in Japanese securities.

                               FEBRUARY 26, 1999

                                   PROSPECTUS

           THE SECURITIES AND EXCHANGE COMMISSION DOES NOT APPROVE OR DISAPPROVE THE INFORMATION IN THIS PROSPECTUS, AND DOES NOT DETERMINE WHETHER THIS INFORMATION IS ACCURATE OR COMPLETE.
                  IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
The Fund....................................................     3
Fee Table...................................................     6
Management..................................................     7
Buying and Selling Fund Shares..............................     8
Dividends, Distributions and Taxes..........................    12
Financial Highlights........................................    14
How to Get More Information.................................    15

                                    THE FUND

THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

      The Fund seeks to provide long-term capital appreciation and current income. It invests primarily in securities listed on the Tokyo Stock Exchange or other recognized Japanese trading markets and in securities of issuers that are organized under the laws of Japan, that have at least 50% of their assets in Japan or that derive at least 50% of their earnings or profits from goods produced or sold, investments made, or services performed in Japan (Japanese Issuers). The Fund may also invest in debt securities of Japanese Issuers, or that are payable in yen or whose interest rate is linked to changes in a recognized index of Japanese market performance to the performance of the Japanese market or economy. In addition to buying these securities directly, the Fund may invest in sponsored and unsponsored American Depository Receipts (ADRs) related to these securities. (See "Principal Risks.") Under normal market conditions, at least 65% of the Fund's total assets will be invested in the foregoing securities. The Fund's debt securities must be rated at least BBB by Standard & Poor's Corporation (S&P) or Baa by Moody's Investors Service or deemed of comparable quality by the investment adviser. If these securities are downgraded, the adviser has the discretion to hold or sell them.

      The Adviser selects investments in issuers that it believes will benefit from changes in the Japanese economy or will respond well in global markets. Issuers are also evaluated in terms of fundamental factors such as ratios of price to earnings and price to cash flow, book value and dividend yield. Similar factors will be used to determine when a security held by the Fund should be considered for sale.

      The Fund also has authority to invest in U.S. securities, including money market instruments (such as U.S. Treasury bills, repurchase agreements, commercial paper and bankers' acceptances) and other debt securities such as U.S. Government securities and corporate debt obligations. It may invest in certificates of deposit of domestic and foreign branches of U.S. banks. For temporary defensive purposes, during periods of unusual market conditions when the Adviser believes the Fund's principal investments might be significantly adversely affected, the Fund may invest in these instruments without limit, which can prevent the Fund from pursuing its investment objective during those periods and cause the Fund to lose benefits when the market begins to improve. The Fund may also use futures and options to hedge its portfolio, and it may hedge its foreign securities purchases with forward foreign currency exchange contracts. The Fund has authority to lend its portfolio securities. These loans will be fully collateralized at all times.

      The Fund's most recent annual/semiannual report contains information on the Fund's recent investment strategies, as discussed above, and securities holdings. (See back cover.)

PRINCIPAL RISKS

      Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate -- at times dramatically -- in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment. Despite these risks, stocks have historically tended to outperform other types of securities over the longer term.

      Investments in fixed income securities also entail risk. The values of these securities will tend to fluctuate inversely with changes in interest rates. Changes in the financial strength of the issuer, or its creditworthiness, can also affect the value of the securities it issues.

      Investing in securities of Japanese Issuers involve certain risks that are different from investments in U.S. issuers. The Japanese economy has experienced an economic slowdown in recent years and there can be no assurance about whether and when it will recover. Moreover, attempts to restructure certain aspects of the economy, although designed to help, are uncertain in their effects. Investments in foreign securities involve higher costs. There are also risks due to differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as from fluctuations in currency values. Further, there is often more limited information about foreign issuers, and there is the possibility of negative governmental actions, and of political and social unrest.

      ADRs are dollar-denominated depository receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Although ADRs provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investment directly in foreign securities. ADRs may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in unsponsored ADR programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the ADRs, as well as costs of custody and dividend payment services may be passed in whole or in part through to shareholders. The availability of regular reports regarding the issuer is also less certain.

      The Fund's hedging activities, although they are designed to help offset negative movements in the markets for the Fund's investments, will not always be successful. Moreover, they can also cause the Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund's investment adviser does not expect or if the Fund cannot close out its position in a hedging instrument.

      The Fund's investments will fluctuate in price. This means that Fund share prices will go up and down, and you can lose money. From time to time, the Fund's performance may be better or worse than funds with similar investment policies. Its performance is also likely to differ from that of funds that use different strategies for selecting stocks. Because the Fund normally invests primarily in securities of Japanese Issuers, it should be viewed as a vehicle for diversification and not as a balanced investment program.

PAST PERFORMANCE

      The following two tables illustrate the Fund's past performance. The first table provides some indication of the risks of an investment in the Fund by showing how the Fund's returns have varied from year to year. The second shows how the Fund has performed on a cumulative basis since its inception, beginning with its first full calendar year, in comparison to the TOPIX Index which is a broad measure of performance of the Japanese securities market. Each table assumes that dividends and distributions paid by the Fund have been reinvested at net asset value in additional Fund shares. You should remember that past performance does not necessarily indicate how the Fund will perform in the future.

                                    [GRAPH]

Year-by-year total return
as of 12/31 each year                            (%)
-------------------------                       -----
1990 ......................................... (37.01)
1991 .........................................    .29
1992 ......................................... (28.88)
1993 .........................................  25.31
1994 .........................................  24.27
1995 .........................................  (3.21)
1996 ......................................... (16.10)
1997 ......................................... (24.25)
1998 .........................................   6.68

Best Quarter              Q4 '98               +25.32%
Worst Quarter:            Q1 '90               -29.90%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/98

                                                                              INCEPTION
                                                        1 YEAR     5 YEARS    (7/10/89)
---------------------------------------------------------------------------------------
Fund                                                     6.68%      (4.07)%    (6.90)%
TOPIX                                                   (7.50)%     (5.46)%    (8.40)%

FEES AND EXPENSES OF THE FUND

      This table describes the fees and expenses you will pay if you invest in the Fund. As you can see, the Fund has no fees that are charged directly to shareholders. Shareholders do, however, bear indirectly a portion of the Fund's annual operating expenses.

                                   FEE TABLE

SHAREHOLDER FEES (fee paid directly from your investment)
Maximum front-end sales charge                                None
Maximum deferred sales charge                                 None
Maximum sales charge on reinvested dividends and              None
  distributions
Redemption fee                                                None
Exchange fee                                                  None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets)
Investment Advisory Fees*                                     0.75%
Distribution (12b-1) Fees**                                   0.25%
Other Expenses***                                             5.32%
Total Annual Fund Operating Expenses*                         6.32%

* During the Fund's fiscal year ended October 31, 1998, the Adviser waived its entire advisory fee so that this expense to the Fund was actually 0.00%. The Fund's actual Total Annual Fund Operating Expenses for the same period were 2.50% due to reimbursements by the Adviser.

** The Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.25% of its average net assets each year for distribution costs. These fees are an ongoing charge to the Fund and therefore are an indirect expense to you. Over time these fees may cost you more than other types of sales charge.

*** "Other expenses" include such expenses as custody, transfer agent, legal, accounting and registration fees.

                                    EXAMPLE

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment returns 5% each year, and that the Fund's operating expenses remain at a constant percentage. Because these assumptions may vary from your actual experience, your actual return and expenses may be different.

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
 $628    $1,859    $3,056     $5,918

      Because the Adviser has agreed to waive its fees to the extent the Fund's normal operating expenses exceed 2.5% for the fiscal year ending October 31, 1999, expenses for the one year period ending October 31, 1999 on a $10,000 investment, assuming full waiver of the Adviser's fee and making the same assumptions used in the foregoing table, would be $555.

                                   MANAGEMENT

THE ADVISER

      The Fund's investment adviser is FCA Corp. FCA is a fee-based financial planning and investment counseling firm located at 5847 San Felipe, Suite 850, Houston, Texas 77057. FCA (and predecessors) have been in business since 1975. FCA acts as investment adviser to Capstone New Zealand Fund, as well as to several entities focusing on real estate-related investments.

      FCA manages the Fund's portfolio investments and places orders for Fund transactions. For its services, it receives advisory fees from the Fund which are based on the Fund's net assets. For its fiscal year ended October 31, 1998, the Fund paid FCA fees equal to 0.00% of the Fund's average net assets pursuant to a voluntary waiver of management fees by the Adviser. Without this waiver, fees would have totaled $16,611.

PORTFOLIO MANAGER

      Robert W. Scharar, President of FCA, has served as the Fund's portfolio manager since 1997. Mr. Scharar co-founded the predecessor to FCA, and formed FCA in 1983. He received a AA from Polk Community College, a BSBA in Accounting from the University of Florida, an MBA and JD from Northeastern University, and a LLM in Taxation from Boston University Law School. He is a member of the Florida and Massachusetts Bars and is a member of the Florida Institute of Certified Public Accountants. He has been an accounting professor at Bentley and Nichols Colleges, was an officer of United States Trust Company (Boston), and was a tax specialist at Coopers & Lybrand. Mr. Scharar is a contributing author to the Clark Boardman Callaghan's publication, "Estate and Person Financial Planning." His directorships include the American Association of Attorney-CPA's, First Commonwealth Mortgage Trust, United Investors Realty Trust and Southwestern Property Trust.

                         BUYING AND SELLING FUND SHARES

Share Price:               The purchase and redemption price of Fund shares is
                           the Fund's net asset value (NAV) per share determined after your order is received. NAV is generally calculated as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time, and reflects the Fund's aggregate assets less its liabilities. The Fund's exchange-traded investments are valued at their market value at that time in their primary market (certain derivatives are priced at 4:15 Eastern time). If market value quotations are not readily available for an investment, the investment will be valued at fair value as determined in good faith by the Fund's Board of Directors. Prices for debt securities may be obtained from pricing services, except that short-term debt securities are valued at amortized cost. Assets or liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing market rates at 17:00 Greenwich Mean Time on each day NAV is calculated. NAV is not calculated, and the Fund will not sell or redeem its shares, on days the New York Stock Exchange is closed, although foreign exchanges may be open on those days. Thus, the value of the Fund's shares may change on days when shareholders may not be able to purchase or redeem shares. Further, NAV may be calculated on certain days on which foreign exchanges on which the Fund's portfolio securities are primarily traded are closed for holidays or other reasons.

Minimum Investment:        The minimum initial investment in the Fund is $200,
                           except that there is no minimum for continuous investment plans. There is no minimum for subsequent investments. (For telephone purchases, see below.)

Share Certificates:        The Fund will not issue share certificates unless you
                           make a written request to the Transfer Agent. (The
                           Transfer Agent's address is provided below.)

Telephone Transactions:    In your Investment Application, you may authorize the
                           Fund to accept redemption and exchange orders by phone. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to assure that the order was proper. Also note that during unusual market conditions, you may experience delays in placing telephone orders. (See "Purchasing Fund
                           Shares" and "Redeeming Fund Shares.")

Frequent Transactions:     The Fund reserves the right to limit additional
                           purchase and exchange transactions by any investor who makes frequent purchases, redemptions or exchanges that the Adviser believes might harm the Fund. In general, more than one transaction per month may be viewed as excessive.

                             PURCHASING FUND SHARES

      You may use any of the following methods to purchase Fund shares.

             Through Authorized Dealers - You may place your order through any dealer authorized to take orders for the Fund. If the order is transmitted to the Fund by 4:00 p.m. Central time, it will be priced at the NAV per share determined on that day. Otherwise, later orders will receive the NAV per share next determined. It is the dealer's responsibility to transmit orders timely.

             Through the Distributor - You may place orders directly with the Fund's distributor by mailing a completed Investment Application with a check or other negotiable bank draft (payable to Capstone Japan Fund) to the Transfer Agent.

      The Transfer Agent's address is:

            Capstone Japan Fund
             c/o First Data Investor Services Group, Inc.
             P.O. Box 61503
             211 South Gulph Road
             King of Prussia, Pennsylvania 19406-3101

             (Remember to make your check for at least any applicable minimum noted above.)

INVESTING BY WIRE

      You may purchase shares by wire if you have an account with a commercial bank that is a member of the Federal Reserve System. You should be aware that your bank may charge a fee for this service.

      For an initial investment by wire, you must first call 1-800-845-2340 to be assigned a Fund account number. Ask your bank to wire the amount of your investment to:

               United Missouri Bank KC NA, ABA #10-10-00695
               For: First Data Investor Services Group, Inc.
               Account #98-7037-0719;
               Further credit Capstone Japan Fund

      Note that the wire must include: your name and address, your Fund account number, and your social security or tax identification number. You must follow up your wire with a completed Investment Application. This application is contained in the Fund's prospectus. Mail the application to the Transfer Agent's address (see above, under "Distributor").

      For a subsequent investment by wire, ask your bank to wire funds to the United Missouri Bank address noted above. The wire must include your name and your Fund account number.

TELEPHONE INVESTMENT

      After you have opened your account, you may make additional investments by telephone if you completed the "Telephone Purchase Authorization" section of your Investment Application.

      You may place a telephone order by calling the Transfer Agent at 1-800-845-2340.

      The minimum for a telephone purchase is $1000, and the maximum is five times the NAV of your Fund shares on the day before your telephone order. (You may not include the value of shares for which you have been issued certificates.) Your order will be priced at the NAV next determined after your call. Payment for your order must be received within 3 business days. Mail your payment to the Transfer Agent's address (see "Distributor," above). If your payment is not received within 3 business days, you will be liable for any losses caused by your purchase.

PRE-AUTHORIZED INVESTMENT

      You may arrange to make regular monthly investments of at least $25 through automatic deductions from your checking account by completing the Pre-Authorized Payment section of the Investment Application.

                             REDEEMING FUND SHARES

      You may redeem your Fund shares at any time by writing to the Transfer Agent's address. The Fund does not charge any fee for redemptions. If you request the redemption proceeds to be sent to your address of record, you generally will not need a signature guarantee. A signature guarantee will be required if:

      o      you were issued certificates for the shares you are redeeming;

      o you want the proceeds to be mailed to a different address or to be paid to someone other than the record owner;

      o      you want to transfer ownership of the shares.

      Signature guarantee: A signature guarantee can be provided by most banks, broker-dealers and savings associations, as well as by some credit unions.

      Any certificates for shares you are redeeming must accompany your redemption request. You will generally receive a check for your redemption amount within a week.

EXPEDITED REDEMPTION

      Through an authorized dealer: You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or telegraph directly with the Fund's distributor and your share price will be based on the NAV next determined after the distributor receives the order. The distributor does not charge for this service, but the broker-dealer may charge a fee. You will generally receive your proceeds within a week.

      Telephone redemption: You may order a redemption by calling the Transfer Agent at 1-800-845-2340 if:

      o      your redemption will be at least $1,000;

      o      no share certificates were issued for the shares you are redeeming;

      o your Investment Application authorized expedited telephone redemption and designated a bank or broker-dealer to receive the proceeds.

      The proceeds will be mailed or wired to the designated bank or broker-dealer on the next business day after your redemption order is received. There is no fee charged by the Fund for this service, although a fee may be imposed in the future. The Fund may also decide to modify or not to offer this service. In this case, the Fund will attempt to provide reasonable prior notice to shareholders.

SYSTEMATIC WITHDRAWAL

      You may arrange for periodic withdrawals of $50 or more if you invest at least $5,000 in the Fund. Under this arrangement, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual.

      Payments under this plan are made by redeeming your Fund shares. The payments do not represent a yield from the Fund and may be a return of your capital, thus depleting your investment. Payments under this plan will terminate when all your shares have been redeemed. The number of payments you receive will depend on the size of your investment, the amount and frequency of payments, and the yield and share price of the Fund, which can be expected to fluctuate.

      You may terminate your plan at any time by writing to the Transfer Agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

REDEMPTION IN KIND

      If you place a redemption order for more than $1 million, the Fund reserves the right to pay the proceeds in portfolio securities of the Fund, rather than in cash to the extent consistent with applicable legal requirements. In that case, you will bear any brokerage costs imposed when you sell those securities.

REDEMPTION SUSPENSIONS OR DELAYS

      Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the Securities and Exchange Commission allows redemptions to be suspended.

      If you recently purchased the shares by check, the Fund may withhold the proceeds of your redemption order until it has reasonable assurance that the purchase check will be collected, which may take up to 15 days from the date of purchase.

                             EXCHANGING FUND SHARES

      You may exchange your Fund shares for shares of another Capstone fund at a price based on their respective NAVs. There is no sales charge or other fee. We will send you the prospectus of the fund into which you are exchanging and we urge you to read it. If you have certificates for the shares you are exchanging, your order cannot be processed until you have endorsed them for transfer and delivered them to the Transfer Agent.

      You may place an exchange order in two ways:

      o      you may mail your exchange order to the Transfer Agent's address.

      o you may place your order by telephone if you authorized telephone exchanges on your Investment Application. Telephone exchange orders may be placed from 9:30 a.m. to 4:00 p.m. Eastern time, on any business day.

      Exchanges into a fund can be made only if that fund is eligible for sale in your state. The Fund may terminate or amend the exchange privilege at any time with 60 days' notice to shareholders.

      Remember that your exchange is a sale of your shares. Tax consequences are described under "Dividends, Distributions and Taxes."

TAX-DEFERRED RETIREMENT PLANS

      Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call 1-800-262-6631.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

      The Fund expects to pay dividends from its net income and distributions from its net realized capital gains at least annually, generally in November. Normally, income dividends and capital gains distributions on your Fund shares will be paid in additional shares of the Fund, with no sales charge. However, on your Investment Application, you may elect one of the following other options:

Option 1 To have income dividends paid in cash and capital gains distributions paid in additional Fund shares.

Option 2 To have both income dividends and capital gains distributions paid to you in cash.

      There is no sales charge or other fee for either option. If you select Option 1 or Option 2 and the checks sent to you cannot be delivered or remain uncashed for six months, the aggregate amount of those checks will be invested in additional Fund shares for your account at the then current NAV, and all your future dividends and distributions will be paid in Fund shares.

TAX TREATMENT OF DIVIDENDS, DISTRIBUTIONS AND REDEMPTIONS

      You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

      The Fund will let you know each year which amounts of your dividend and distribution payments are to be taxed as ordinary income and which are treated as long-term capital gain. The tax treatment of these amounts does not depend on how long you have held your Fund shares or on whether you receive payments in cash or additional shares.

      The tax treatment of any gain or loss you realize when you sell or exchange Fund shares will depend on how long you held the shares.

      You should consult your tax adviser about any special circumstances that could affect the federal, state and local tax treatment of your Fund distributions and transactions.

MASSACHUSETTS BUSINESS TRUST

      The Fund is a series of Capstone International Series Trust ("Trust"), a Massachusetts business trust. Because of uncertainty regarding whether shareholders of a Massachusetts business trust might, under certain circumstances, be held liable as partners for obligations of the trust, the Trust's Declaration of Trust specifically provides that the Fund, to the extent of its assets, will repay any amount assessed against a shareholder by virtue of being a Fund shareholder.

YEAR 2000 RISKS

      Computer users around the world are faced with the dilemma of the Year 2000 issue, which stems from the use of two digits in most computer systems to designate the year. When the year advances from 1999 to 2000, many computers will not recognize "00" as the Year 2000. This issue could potentially affect every aspect of computer-related activity, on an individual and corporate level. The Funds could be adversely impacted if the computer systems used by the Adviser and Administrator and other service providers have not been converted to meet the requirements of the new century. The Funds' Adviser and Administrator have evaluated their own internal systems and expect them to be fully capable to handle the change of millennium. The Adviser and Administrator are working with the providers of the software they use to address the Year 2000 issue, and are monitoring on an ongoing basis the progress of the Funds' other service providers to convert their systems to comply with the requirements of Year 2000. The Adviser and Administrator currently have no reason to believe that these service providers will not be fully and timely compliant. However, investors should be aware that there can be no assurance that all systems will be successfully converted prior to January 1, 2000, in which case it would become necessary for the Funds to enter into agreements with new service providers or to make other arrangements.

      With respect to securities in which the Fund invests, Year 2000 compliance is considered as part of the fundamental review of issuers held by the Fund or being considered for investment, to the extent such information is available. However, relevant information regarding non-U.S. issuers can be difficult to obtain.

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                                                       YEARS ENDED OCTOBER 31,
                                                            ---------------------------------------------
                                                             1998      1997      1996     1995      1994
                                                            -------   -------   ------   -------   ------
PER SHARE DATA

Net asset value at beginning of period....................  $  5.21   $  6.76   $ 6.76   $  8.03   $ 6.99
                                                            -------   -------   ------   -------   ------
Income from investment operations:
  Net investment loss.....................................    (0.07)    (0.28)   (0.19)    (0.21)   (0.21)
  Net realized and unrealized gain (loss).................    (0.59)    (1.27)    0.25     (1.06)    1.25
                                                            -------   -------   ------   -------   ------

  Total from investment operations........................    (0.66)    (1.55)    0.06     (1.27)    1.04
Less distributions from:
  Net investment income...................................       --        --    (0.06)       --       --
                                                            -------   -------   ------   -------   ------
Net asset value at end of period..........................  $  4.55   $  5.21   $ 6.76   $  6.76   $ 8.03
                                                            =======   =======   ======   =======   ======

TOTAL RETURN(%)(1)........................................   (12.67)%  (22.93)%   0.75%   (15.82)%  14.88%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in thousands)................  $ 2,604   $ 1,902   $2,975   $ 2,908   $3,484
Ratio of total expenses to average net assets.............     2.50%     4.55%    3.30%     3.61%    3.25%
Ratio of net investment loss to average net assets........    (1.87)%   (3.87)%  (2.59)%   (2.93)%  (2.62)%
Ratio of total expenses to average net assets, before
  reimbursements and waivers of expenses..................     6.32%     5.46%    3.90%     4.21%    3.85%
Ratio of net investment loss to average net assets, before
  reimbursements and waivers of expenses..................    (5.69)%   (4.78)%  (3.19)%   (3.53)%  (3.22)%
Portfolio turnover rate...................................       35%       73%      47%       27%      57%

---------------

1 Calculated without sales charge. Sales charge eliminated on August 21, 1995.

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

                          HOW TO GET MORE INFORMATION

      Further information about the Fund is contained in:

      o the Statement of Additional Information (SAI). The SAI contains more detail about some of the matters discussed in the Prospectus. The SAI is incorporated into the Prospectus by reference.

      o Annual and Semi-Annual Reports about the Fund describe its performance and list its portfolio securities. They also include a letter from Fund management describing the Fund's strategies and discussing market conditions and trends and their implications for the Fund.

      You may obtain free copies of the SAI or reports, or other information about the Fund or your account, by calling 1-800-262-6631.

      You may also get copies of the SAI, reports and other information directly the Securities and Exchange Commission (SEC) by:

      o visiting the SEC's public reference room. (Call 1-800-SEC-0330 for information.)

      o sending a written request, plus a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

      o      visiting the SEC's website -- http://www.sec.gov.

      The Fund's Investment Company Act File Number with the SEC is: 811-4665.

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